UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2023

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915

(Address of principal executive offices and zip code)

(978) 619-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ATNI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of ATN International, Inc. (the “Company”) held on June 6, 2023 (the “Annual Meeting”), the Company’s stockholders approved the adoption of the 2023 Equity Compensation Plan (the “2023 Plan”) and the reservation of 1,400,00 shares of Company common stock for issuance therewith. On June 7, 2023, the Company’s board of directors approved the 2023 Plan and form of restricted stock unit grant agreement (the “Form of RSU Agreement”) and form of performance stock unit grant agreement (the “Form of PSU Agreement” and together with the Form of RSU Agreement, the “Form Agreements”). The Form Agreements are to be used to grant awards to eligible employee grantees from time to time under the 2023 Plan and set forth the terms of vesting and delivery of the shares underlying the respective award, including, among other things, the terms upon which the award may terminate and the vesting terms that may apply.

A description of the material terms of the 2023 Plan can be found in “Proposal 2: Approval of the Adoption of the Company’s 2023 Equity Compensation Plan”, in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023 (the “2023 Proxy Statement”), which description is incorporated herein by reference.

The foregoing description and the description incorporated by reference from the 2023 Proxy Statement is qualified in its entirety by reference to the 2023 Plan, a copy of which is attached hereto as Exhibit 10.1, the Form of RSU Agreement, a copy of which is attached hereto as Exhibit 10.2, and the Form of PSU Agreement, a copy of which is attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	ATN International, Inc. 2023 Equity Incentive Plan
10.2	Form of RSU Agreement
10.3	Form of PSU Agreement
104	Cover page formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: June 13, 2023

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